Exhibit 99.1

Pure Storage Announces Second Quarter Fiscal 2023 Financial Results
Q2 revenue growth of 30% year-over-year, record Q2 operating profit
Subscription services ARR $955 million, up 31% year-over-year
Raised FY23 revenue outlook to $2.75 billion

MOUNTAIN VIEW, Calif. – August 31, 2022 – Today Pure Storage (NYSE: PSTG), the IT pioneer that delivers the world's most advanced data storage technology and services, announced financial results for its fiscal second quarter ended August 7, 2022.

"Pure saw continued growth and solid market share gains as our expanding portfolio of industry leading products and services are recognized and embraced by more and more enterprises around the world," said Charles Giancarlo, Chairman and CEO, Pure Storage. "Customers struggling with their ability to manage their exploding volumes of data look to Pure for simple, automated solutions."

Second Quarter Financial Highlights

•Revenue $646.8 million, up 30% year-over-year
•Subscription services revenue $232.2 million, up 35% year-over-year
•Subscription Annual Recurring Revenue (ARR) $955.3 million, up 31% year-over-year
•Remaining Performance Obligations (RPO) $1.5 billion, up 25% year-over-year
•GAAP gross margin 68.6%; non-GAAP gross margin 70.4%
•GAAP operating income $14.4 million; non-GAAP operating income $106.0 million
•GAAP operating margin 2.2%; non-GAAP operating margin 16.4%
•Operating cash flow $159.4 million; free cash flow $134.2 million
•Total cash, cash equivalents, and marketable securities $1.4 billion
•Returned approximately $61 million in Q2 to stockholders, repurchased 2.4 million shares

"We are pleased to again deliver strong revenue growth and profitability in Q2," said Kevan Krysler, CFO, Pure Storage. "We are helping our customers navigate a dynamic and challenging environment as we continue our track record of delivering highly performant solutions within our normal lead times, requiring less energy and space than other data storage alternatives."

Second Quarter Company Highlights

•Market-Leading Portfolio Innovation: Pure introduced the new FlashBlade//S family of products, built with a modular architecture that shares components with Pure's industry leading FlashArray. The highly flexible, all-QLC system combines performance and cost effectiveness to address the demands of unstructured data and modern application growth. Pure also delivered AIRI//S, the next generation of its complete AI-ready infrastructure developed with NVIDIA.

•Expanded Storage Flexibility and as-a-Service Offerings: Pure advanced its portfolio of Evergreen offerings, including the new fleet-level Evergreen//Flex, extending leadership in Storage-as-a-Service (STaaS) while supporting customers where they are in their journey to embracing flexible delivery models.

•General Availability of Pure Fusion: Pure Fusion enables enterprises and MSPs to automate and orchestrate their data storage environment and offer storage services to customers and developers through APIs, dramatically accelerating developer workflow.

•Kubernetes Leadership Recognition: Portworx was named a leader and outperformer in the GigaOm Radar Reports for Enterprise Kubernetes Storage and Cloud-Native Kubernetes Data Storage for the third consecutive year. Additionally, in Q2, Portworx Data Services (PDS) became generally available and the company introduced portfolio advancements to its suite of Portworx offerings.

Third Quarter and FY23 Guidance

	Q3 FY23	FY23
Revenue	Approx. $670 Million	Approx. $2.75 Billion
Non-GAAP Operating Income	$85 Million	$390 Million
Non-GAAP Operating Margin	Approx. 12.7%	Approx. 14%

These statements are forward-looking and actual results may differ materially. Refer to the Forward Looking Statements section below for information on the factors that could cause our actual results to differ materially from these statements. Pure has not reconciled its guidance for non-GAAP operating income and non-GAAP operating margin to their most directly comparable GAAP measures because certain items that impact these measures are not within Pure’s control and/or cannot be reasonably predicted. Accordingly, a reconciliation of these non-GAAP financial measures guidance to the corresponding GAAP measures is not available without unreasonable effort.

Conference Call Information

Pure will host a teleconference to discuss the second quarter fiscal 2023 results at 1:30 pm PT today, August 31, 2022. A live audio broadcast of the conference call will be available at the Pure Storage Investor Relations website, investor.purestorage.com. Pure will also post its earnings presentation to this website in advance of the call and post its prepared remarks to this website within 24 hours following completion of the call.

A replay will be available following the call on the Pure Storage Investor Relations website or for two weeks at 1-866-813-9403 (or +44 204 525 0658 for international callers) with passcode 367923.

Upcoming Events

Pure is scheduled to participate at the following investor conferences:

Deutsche Bank’s 2022 Technology Conference
Date: Thursday, September 1, 2022
Fireside Chat Time: 1:15 pm PDT
Pure Presenters: Ajay Singh, Chief Product Officer and Sanjot Khurana, VP, Investor Relations & Treasurer

Evercore ISI 2nd Annual TMT Conference
Date: Wednesday, September 7, 2022
Pure Participants: Sanjot Khurana, VP, Investor Relations & Treasurer

Citi’s 2022 Global Technology Conference
Date: Thursday, September 8, 2022
Pure Participants: Sanjot Khurana, VP, Investor Relations & Treasurer

Goldman Sachs Communacopia + Technology Conference
Date: Monday, September 12, 2022
Fireside Chat Time: 4:30 pm - 5:10 pm PDT
Pure Presenters: Charles Giancarlo, Chairman and CEO and Kevan Krysler, CFO
Pure Participants: Sanjot Khurana, VP, Investor Relations & Treasurer

The presentation(s) will be webcast live and archived on Pure's Investor Relations website at investor.purestorage.com.

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About Pure Storage

Pure Storage (NYSE: PSTG) uncomplicates data storage, forever. Pure delivers a cloud experience that empowers every organization to get the most from their data while reducing the complexity and expense of managing the infrastructure behind it. Pure’s commitment to providing true storage as-a-service gives customers the agility to meet changing data needs at speed and scale, whether they are deploying traditional workloads, modern applications, containers, or more. Pure believes it can make a significant impact in reducing data center emissions worldwide through its environmental sustainability efforts, including designing products and solutions that enable customers to reduce their carbon and energy footprint. And with a certified customer satisfaction score in the top one percent of B2B companies, Pure's ever-expanding list of customers are among the happiest in the world. For more information, visit www.purestorage.com.

Analyst Recognition

Leader in the 2021 Gartner Magic Quadrant for Primary Storage Arrays
Leader in the 2021 Gartner Magic Quadrant for Distributed File Systems & Object Storage

Connect with Pure

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Pure Storage, the Pure P Logo, Portworx, and the marks on the Pure Trademark List at www.purestorage.com/legal/productenduserinfo.html are trademarks of Pure Storage, Inc. Other names are trademarks of their respective owners.

Forward Looking Statements

This press release contains forward-looking statements regarding our products, business and operations, including but not limited to our views relating to future period financial results, our sustainable growth strategy, our continued momentum and growth potential, particularly within our enterprise customer segment, our sustainability goals and benefits, the timing and magnitude of large customer orders, the potential for supply chain disruptions, the scope and duration of the COVID-19 pandemic and its impact on our business operations, liquidity and capital resources, employees, customers, inflation, financial results and the economy, demand for our products and subscription services, including Evergreen//One, our expectations regarding our product and technology differentiation, new customer acquisition, the continued success of the Portworx technology, and other statements regarding our products, business, operations and results. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements.

Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our filings and reports with the U.S. Securities and Exchange Commission, which are available on our Investor Relations website at investor.purestorage.com and on the SEC website at www.sec.gov. Additional information is also set forth in our Annual Report on Form 10-K for the year ended February 6, 2022. All information provided in this release and in the attachments is as of August 31, 2022, and Pure undertakes no duty to update this information unless required by law.

Key Business Metric

Subscription ARR is a key business metric that refers to total annualized contract value of all active subscription agreements on the last day of the quarter, plus on-demand revenue for the quarter multiplied by four.

Non-GAAP Financial Measures

To supplement our unaudited condensed consolidated financial statements, which are prepared and presented in accordance with GAAP, Pure uses the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share, and free cash flow.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses and expenditures such as stock-based compensation expense, payments to former shareholders of acquired companies, payroll tax expense related to stock-based activities, amortization of debt discount and debt issuance costs related to long-term debt, amortization of intangible assets acquired from acquisitions, acquisition-related transaction and integration expenses, and costs associated with the exit of certain operations that may not be indicative of our ongoing core business operating results. Pure believes that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods. The presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for our financial results prepared in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures" and "Reconciliation from net cash provided by operating activities to free cash flow," included at the end of this release.

Contacts

Sanjot Khurana -- Investor Relations, Pure Storage
ir@purestorage.com

Rena Fallstrom -- Global Communications, Pure Storage
pr@purestorage.com

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PURE STORAGE, INC.
Condensed Consolidated Balance Sheets
(in thousands, unaudited)

	At the End of
	Second Quarter of Fiscal 2023	Fiscal 2022

Assets
Current assets:
Cash and cash equivalents	$652,567	$466,199
Marketable securities	709,889	947,073
Accounts receivable, net of allowance of $1,077 and $945	402,007	542,144
Inventory	52,265	38,942
Deferred commissions, current	70,918	81,589
Prepaid expenses and other current assets	133,360	116,232
Total current assets	2,021,006	2,192,179
Property and equipment, net	219,559	195,282
Operating lease right-of-use-assets	172,392	111,763
Deferred commissions, non-current	164,763	164,718
Intangible assets, net	57,537	62,646
Goodwill	361,427	358,736
Restricted cash	10,544	10,544
Other assets, non-current	42,631	39,447
Total assets	$3,049,859	$3,135,315

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$64,005	$70,704
Accrued compensation and benefits	150,924	205,431
Accrued expenses and other liabilities	93,752	78,511
Operating lease liabilities, current	33,872	35,098
Deferred revenue, current	609,549	562,576
Debt, current	573,205	—
Total current liabilities	1,525,307	952,320
Long-term debt	—	786,779
Operating lease liabilities, non-current	150,711	93,479
Deferred revenue, non-current	569,142	517,296
Other liabilities, non-current	43,341	31,105
Total liabilities	2,288,501	2,380,979
Stockholders’ equity:
Common stock and additional paid-in capital	2,392,203	2,470,972
Accumulated other comprehensive loss	(20,099)	(8,365)
Accumulated deficit	(1,610,746)	(1,708,271)
Total stockholders' equity	761,358	754,336
Total liabilities and stockholders' equity	$3,049,859	$3,135,315

PURE STORAGE, INC.
Condensed Consolidated Statements of Operations
(in thousands, except per share data, unaudited)

	Second Quarter of Fiscal		First Two Quarters of Fiscal
	2023	2022	2023	2022

Revenue:
Product	$414,603	$324,935	$815,764	$574,823
Subscription services	232,169	171,896	451,413	334,715
Total revenue	646,772	496,831	1,267,177	909,538
Cost of revenue:
Product (1)	134,292	101,150	259,776	180,214
Subscription services(1)	68,912	55,654	137,407	107,431
Total cost of revenue	203,204	156,804	397,183	287,645
Gross profit	443,568	340,027	869,994	621,893
Operating expenses:
Research and development (1)	165,690	140,107	326,963	271,488
Sales and marketing (1)	206,836	190,386	424,989	373,882
General and administrative (1)	56,679	43,464	108,246	86,610
Total operating expenses	429,205	373,957	860,198	731,980
Income (loss) from operations	14,363	(33,930)	9,796	(110,087)
Other income (expense), net	585	(7,410)	(5,596)	(12,137)
Income (loss) before provision for income taxes	14,948	(41,340)	4,200	(122,224)
Income tax provision	4,026	3,925	4,813	7,247
Net income (loss)	$10,922	$(45,265)	$(613)	$(129,471)

Net income (loss) per share attributable to common stockholders, basic	$0.04	$(0.16)	$_____________________________(0.00)	$(0.46)
Net income (loss) per share attributable to common stockholders, diluted	$0.03	$(0.16)	$_____________________________(0.00)	$(0.46)
Weighted-average shares used in computing net income (loss) per share attributable to common stockholders, basic	297,475	283,931	296,659	282,147
Weighted-average shares used in computing net income (loss) per share attributable to common stockholders, diluted	312,720	283,931	296,659	282,147

(1) Includes stock-based compensation expense as follows:

Cost of revenue -- product	$2,607	$1,566	$4,470	$2,913
Cost of revenue -- subscription services	5,808	5,137	11,164	9,543
Research and development	41,575	35,125	78,092	65,546
Sales and marketing	17,954	18,358	36,299	35,166
General and administrative	15,620	10,243	28,110	18,595
Total stock-based compensation expense	$83,564	$70,429	$158,135	$131,763

PURE STORAGE, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands, unaudited)

	Second Quarter of Fiscal		First Two Quarters of Fiscal
	2023	2022	2023	2022

Cash flows from operating activities
Net income (loss)	$10,922	$(45,265)	$(613)	$(129,471)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	23,886	19,273	46,549	38,099
Amortization of debt discount and debt issuance costs	802	7,751	1,603	15,154
Stock-based compensation expense	83,564	70,429	158,135	131,763
Other	1,282	3,895	1,428	6,516
Changes in operating assets and liabilities, net of effect of acquisition:
Accounts receivable, net	(56,122)	(30,874)	140,007	102,506
Inventory	(10,793)	266	(12,492)	(3,242)
Deferred commissions	(4,683)	(10,090)	10,626	(8,041)
Prepaid expenses and other assets	(3,821)	5,452	(15,563)	(24,955)
Operating lease right-of-use assets	9,071	7,237	16,820	14,818
Accounts payable	890	15,087	(6,529)	(9,267)
Accrued compensation and other liabilities	51,139	43,885	(37,824)	(40,952)
Operating lease liabilities	(12,962)	(7,308)	(21,442)	(14,205)
Deferred revenue	66,205	43,654	98,807	66,117
Net cash provided by operating activities	159,380	123,392	379,512	144,840
Cash flows from investing activities
Purchases of property and equipment(1)	(25,184)	(27,670)	(57,994)	(55,499)
Acquisition, net of cash acquired	(1,989)	—	(1,989)	—
Purchases of marketable securities	—	(145,808)	(17,251)	(317,371)
Sales of marketable securities	—	28,501	—	114,038
Maturities of marketable securities	124,818	104,030	240,993	169,770
Net cash provided by (used in) investing activities	97,645	(40,947)	163,759	(89,062)
Cash flows from financing activities
Net proceeds from exercise of stock options	3,859	3,147	15,264	11,163
Proceeds from issuance of common stock under employee stock purchase plan	—	—	19,396	17,726
Principal payments on borrowings and finance lease obligations	(182)	(261)	(251,577)	(605)
Tax withholding on vesting of equity awards	(2,793)	(1,514)	(12,987)	(6,564)
Repurchases of common stock	(60,579)	(44,373)	(126,999)	(74,393)
Net cash used in financing activities	(59,695)	(43,001)	(356,903)	(52,673)
Net increase in cash, cash equivalents and restricted cash	197,330	39,444	186,368	3,105
Cash, cash equivalents and restricted cash, beginning of period	465,781	311,352	476,743	347,691
Cash, cash equivalents and restricted cash, end of period	$663,111	$350,796	$663,111	$350,796

(1) Includes capitalized internal-use software costs of $3.9 million and $2.5 million for the second quarter of fiscal 2023 and 2022 and $6.8 million and $3.8 million for the first two quarters of fiscal 2023 and 2022.

Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures
The following table presents non-GAAP gross margins by revenue source before certain items (in thousands except percentages, unaudited):

	Second Quarter of Fiscal 2023						Second Quarter of Fiscal 2022
	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)

			$2,607	(c)					$1,566	(c)
			64	(d)					63	(d)
			3,252	(e)					3,067	(e)
Gross profit --product	$280,311	67.6%	$5,923		$286,234	69.0%	$223,785	68.9%	$4,696		$228,481	70.3%

			$5,808	(c)					$5,137	(c)
			265	(d)					196	(d)
			24	(f)					24	(f)
Gross profit -- subscription services	$163,257	70.3%	$6,097		$169,354	72.9%	$116,242	67.6%	$5,357		$121,599	70.7%

			$8,415	(c)					$6,703	(c)
			329	(d)					259	(d)
			3,252	(e)					3,067	(e)
			24	(f)					24	(f)
Total gross profit	$443,568	68.6%	$12,020		$455,588	70.4%	$340,027	68.4%	$10,053		$350,080	70.5%

(a) GAAP gross margin is defined as GAAP gross profit divided by revenue.
(b) Non-GAAP gross margin is defined as non-GAAP gross profit divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payroll tax expense related to stock-based activities.
(e) To eliminate amortization expense of acquired intangible assets.
(f) To eliminate payments to former shareholders of acquired company.

The following table presents certain non-GAAP consolidated results before certain items (in thousands, except per share amounts and percentages, unaudited):

	Second Quarter of Fiscal 2023						Second Quarter of Fiscal 2022
	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)

			$83,564	(c)					$70,429	(c)
			1,780	(d)					4,229	(d)
			2,518	(e)					2,081	(e)
			3,785	(f)					3,600	(f)
			—						171	(g)
Operating Income (loss)	$14,363	2.2%	$91,647		$106,010	16.4%	$(33,930)	-6.8%	$80,510		$46,580	9.4%

			$83,564	(c)					$70,429	(c)
			1,780	(d)					4,229	(d)
			2,518	(e)					2,081	(e)
			3,785	(f)					3,600	(f)
			—						171	(g)
			802	(h)					7,751	(h)
			(1,767)	(i)					—
Net income (loss)	$10,922		$90,682		$101,604		$(45,265)		$88,261		$42,996

Net income (loss) per share -- diluted	$0.03				$0.32		$(0.16)				$0.14
Weighted-average shares used in per share calculation -- diluted	312,720		—		312,720		283,931		16,286	(j)	300,217

(a) GAAP operating margin is defined as GAAP operating income (loss) divided by revenue.
(b) Non-GAAP operating margin is defined as non-GAAP operating income divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payments to former shareholders of acquired company.
(e) To eliminate payroll tax expense related to stock-based activities.
(f) To eliminate amortization expense of acquired intangible assets.
(g) To eliminate acquisition-related transaction and integration expenses.
(h) To eliminate amortization expense of debt discount and debt issuance costs related to our long-term debt.
(i) To eliminate net gain from legal settlements in connection with facilities abandoned in the second quarter of fiscal 2021.
(j) To include effect of dilutive securities (employee stock options, restricted stock, and shares from employee stock purchase plan).

Reconciliation from net cash provided by operating activities to free cash flow (in thousands except percentages, unaudited):

	Second Quarter of Fiscal
	2023	2022
Net cash provided by operating activities	$159,380	$123,392
Less: purchases of property and equipment(1)	(25,184)	(27,670)
Free cash flow (non-GAAP)	$134,196	$95,722

(1) Includes capitalized internal-use software costs of $3.9 million and $2.5 million for the second quarter of fiscal 2023 and 2022.